Exhibit 10.1
AMENDMENT NO. 7 TO ABL CREDIT AGREEMENT
AMENDMENT NO. 7 TO ABL CREDIT AGREEMENT, dated as of July 29, 2024 (this “Amendment No. 7”), is by and among Wells Fargo Bank, National Association, a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), Wells Fargo Bank, National Association, a national banking association, in its capacity as sole lead arranger (in such capacity, together with its successors and assigns in such capacity, the “Lead Arranger”), Wells Fargo Bank, National Association, a national banking association as sole book runner (in such capacity, together with their successors and assigns in such capacity, the “Book Runner”), Wells Fargo Bank, National Association, a national banking association, as collateral agent (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”), Cross Country Healthcare, Inc., a Delaware corporation (“Parent”), Cejka Search, LLC, a Delaware limited liability company (“Cejka”), Cross Country Staffing, Inc., a Delaware corporation (“Cross Country Staffing”), Assignment America, LLC., a Delaware limited liability company (“Assignment America”), Travel Staff, LLC, a Delaware limited liability company (“Travel Staff”), Medical Doctor Associates, LLC, a Delaware limited liability company (“Medical Doctor”), OWS, LLC, a Delaware limited liability company (“OWS”), New Mediscan II, LLC, a California limited liability company (“New Mediscan”), Intellify Talent Solutions, LLC, a Delaware limited liability company (“Intellify”, and together with Parent, Cejka, Cross Country Staffing, Assignment America, Travel Staff, Medical Doctor, OWS, New Mediscan and those additional persons that hereafter become parties thereto as Borrowers in accordance with the terms thereof, each, a “Borrower” and individually and collectively, jointly and severally, the “Borrowers”), Cross Country Tech, LLC, a Delaware limited liability company (“Tech”), and Credent Verification and Licensing Services, LLC, a Delaware limited liability company (“Credent Verification”, and together with Tech and those additional persons that hereafter become parties thereto as Guarantors in accordance with the terms thereof, each, a “Guarantor” and individually and collectively, jointly and severally, the “Guarantors”).
W I T N E S S E T H:
WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into senior secured asset-based revolving credit facility pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the ABL Credit Agreement, dated as of October 25, 2019, by and among Agent, Lenders, Borrowers and Guarantors, as amended by Amendment No. 1 to ABL Credit Agreement, dated as of June 30, 2020, by and among Agent, Lenders, Borrowers and Guarantors, Amendment No. 2 to ABL Credit Agreement and Amendment No. 1 to Guaranty and Security Agreement, dated as of March 8, 2021, by and among Agent, Lenders, Borrowers and Guarantors, Amendment No. 3 to ABL Credit Agreement, dated as of June 8, 2021, by and among Agent, Lenders, Borrowers and Guarantors, Amendment No. 4 to ABL Credit Agreement, dated as of November 18, 2021, Amendment No. 5 to ABL Credit Agreement and Amendment No. 2 to Guaranty and Security Agreement, dated as of March 21, 2022, by and among Agent, Lenders, Borrowers and Guarantors, and Amendment No. 6 to ABL Credit Agreement, dated as of September 29, 2023, by and among Agent, Lenders, Borrowers and Guarantors (as the same is amended hereby and may from time to time hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Credit Agreement”);
WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders agree to certain amendments to the Credit Agreement and Agent and Lenders are willing to agree to such amendments subject to the terms and conditions contained herein;

WHEREAS, Agent, Lenders, Borrowers and Guarantors intend to evidence such amendments pursuant to the terms hereof;
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Definitions; Interpretation.
1.1.Additional Definitions. The Credit Agreement is hereby amended to include, in addition and not in limitation, the following definitions:
“Amendment No. 7” means Amendment No. 7 to ABL Credit Agreement, dated as of July 29, 2024, by and among Agent, Lenders, Borrowers and Guarantors, as the same now exists or may hereafter be amended, amended and restated, modified, supplemented, extended, renewed, restated or replaced.
“Amendment No. 7 Effective Date” means the first date upon which each of the conditions set forth in Section 4 of the Amendment No. 7 have been satisfied (or waived in writing).
1.2.Interpretation. For purposes of this Amendment No. 7, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Credit Agreement.
2.Fixed Charge Coverage Ratio Definition. Clause (i)(D) of the definition of the term “Fixed Charge Coverage Ratio” in the Credit Agreement is hereby deleted in its entirety and replaced with the following:
(D) all Restricted Payments paid in cash during such period permitted under Section 6.7(a)(ii) and 6.7(f), except repurchases of Equity Interests of Parent permitted under Section 6.7(f) made prior to June 30, 2024 and repurchases of any of such Equity Interests thereafter if as of the date of any such repurchase, and after giving effect thereto, there are no Loans outstanding (except for Loans arising from charges to the Loan Account in respect of interest and fees payable hereunder in accordance with the terms hereof),
3.Representations and Warranties. Each Loan Party, jointly and severally, represents and warrants with and to Agent and Lenders as follows, which representations and warranties shall survive the execution and delivery hereof:
3.1.The execution, delivery and performance by each Loan Party of this Amendment No. 7 (a) has been duly authorized by all necessary corporate or other organizational action, and (b) does not and will not (i) violate any material provision of federal, state, or local law or regulation applicable to any Loan Party or any of its Subsidiaries, the Organization Documents of any Loan Party or any of its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party or any of its Subsidiaries in each case in any material respect, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material agreement of any Loan Party or any of its Subsidiaries where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Loan Party, other than Permitted Liens, or (iv) require any approval of any holder of Equity Interests of a Loan Party or any approval or consent of any Person under any material agreement of any Loan Party, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of material agreements, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect.
3.2.All of the representations and warranties of each Loan Party or its Subsidiaries contained in the Credit Agreement, the Security Agreement or any of the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or Material Adverse Effect (or words of similar import) in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or Material Adverse Effect (or words of similar import in the text thereof) as of such earlier date).
3.3.The agreements and obligations of each Loan Party contained in this Amendment No. 7 constitute legal, valid and binding obligations of such Loan Party, enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
3.4.As of the Amendment No. 7 Effective Date, and after giving effect to this Amendment No. 7, no Default or Event of Default exists or has occurred and is continuing.
4.Conditions Precedent. This Amendment No. 7 shall be effective upon the satisfaction of each of the following conditions precedent:
4.1.Agent shall have received this Amendment No. 7, duly authorized, executed and delivered by the Required Lenders and Loan Parties;
4.2.as of the date of this Amendment No. 7, and after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing;
4.3.each of the conditions set forth in this Section 4 shall be satisfied on or before August 15, 2024.
5.Effect of Amendment No. 7. Except as expressly set forth herein and in prior amendments, no other amendments, changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and the Loan Parties shall not be entitled to any other or further amendment by virtue of the provisions of this Amendment No. 7 or with respect to the subject matter of this Amendment No. 7. To the extent of conflict between the terms of this Amendment No. 7 and the other Loan Documents, the terms of this Amendment No. 7 shall control. The Credit Agreement and this Amendment No. 7 shall be read and construed as one agreement. This Amendment No. 7 is a Loan Document. The Credit Agreement remains in full force and effect, and nothing contained in this Amendment No. 7 will constitute a waiver of any right, power or remedy under the Credit Agreement, the Security Agreement or any other Loan Document.
6.Governing Law. The validity, interpretation and enforcement of this Amendment No. 7 and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.
7.Jury Trial Waiver. LOAN PARTIES, AGENT AND LENDERS EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT NO. 7 OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AMENDMENT NO. 7 OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. LOAN PARTIES, AGENT AND LENDERS EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT EACH LOAN PARTY, AGENT OR LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AMENDMENT NO. 7 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
8.Binding Effect. This Amendment No. 7 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
9.Waiver, Modification, Etc. No provision or term of this Amendment No. 7 may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought to be enforced.
10.Further Assurances. The Loan Parties shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment No. 7.
11.Entire Agreement. This Amendment No. 7, the Credit Agreement and the other Loan Documents represent the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.
12.Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 7.
13.Counterparts. This Amendment No. 7, any documents executed in connection herewith and any notices delivered under this Amendment No. 7, may be executed by means of (i) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment No. 7 or on any notice delivered to Agent under this Amendment No. 7. This Amendment No. 7 and any notices delivered under this Amendment No. 7 may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Delivery of an executed counterpart of a signature page of this Amendment No. 7 and any notices as set forth herein will be as effective as delivery of a manually executed counterpart of this Amendment No. 7 or notice.
[remainder of page intentionally left blank]IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 7 to be duly executed and delivered as of the day and year first above written.

BORROWERS:	CROSS COUNTRY HEALTHCARE, INC. By: /s/ William J. Burns Name:William J. Burns Title: Vice President

CEJKA SEARCH, LLC By: /s/ William J. Burns Name:William J. Burns Title: Vice President
CROSS COUNTRY STAFFING, INC. By: /s/ William J. Burns Name:William J. Burns Title: Vice President

ASSIGNMENT AMERICA, LLC. By: /s/ William J. Burns Name:William J. Burns Title: Vice President
TRAVEL STAFF, LLC By: /s/ William J. Burns Name:William J. Burns Title: Vice President

OWS, LLC By: /s/ William J. Burns Name:William J. Burns Title: Vice President

NEW MEDISCAN II, LLC

By: /s/ William J. Burns
Name:William J. Burns
Title: Vice President

MEDICAL DOCTOR ASSOCIATES, LLC

By: /s/ William J. Burns
Name:William J. Burns
Title: Vice President

INTELLIFY TALENT SOLUTIONS, LLC

By: /s/ William J. Burns
Name:William J. Burns
Title: Chief Financial Officer

GUARANTORS:	CROSS COUNTRY TECH, LLC By: /s/ William J. Burns Name:William J. Burns Title: Vice President
CREDENT VERIFICATION AND LICENSING SERVICES, LLC By: /s/ William J. Burns Name:William J. Burns Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION
a national banking association, as Administrative Agent,
Collateral Agent and as a Lender

By: /s/ John Sung
Name: John Sung
Its Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION
as a Lender
By:    /s/ Biana Musiyenko
Name:    Biana Musiyenko
    Its Authorized Signatory